SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 31, 1996


                          ALTA GOLD CO.
       (Exact name of Registrant as specified in charter)

                             Nevada
         (State or other jurisdiction of incorporation)

            2-2274                     87-0259249
  (Commission File Number)            (IRS Employee
                                   Identification No.)

601 Whitney Ranch Drive, Henderson, Nevada         89014
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number,                 (702) 433-8525
including area code

                         Not Applicable
  (Former name or former address, if changed since last report)



THIS DOCUMENT CONSISTS OF 31 PAGES.  THE EXHIBIT INDEX IS ON PAGE 5.

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ITEM 5 - OTHER EVENTS

           On May 31, 1996 the Alta Gold Co. (the "Company") entered a certain loan agreement (the "Loan Agreement") with Gerald Metals, Inc., a Delaware corporation ("GMI"), pursuant to which the Company is entitled to borrow from GMI up to five million dollars ($5,000,000) in aggregate principal amount (the "Loan"). Under the Loan Agreement, advances shall be made to the Company in amounts of at least five hundred thousand dollars ($500,000) each, provided, however, that no advances shall be made on or after December 31, 1996. The proceeds from the Loan shall be used for working capital.

           Interest on the Loan ("Interest") is computed in arrears and is based on a 360 day year counting the actual number of days elapsed. To the extent there is no Event of Default (as hereinafter defined) under the Loan Agreement, the outstanding principal balance of the Loan bears Interest (the "Interest Rate") at the rate of the overnight London Interbank Offered Rate quoted by Telerate, as of 11:00 a.m. British standard time, plus two percent (2%). Upon an Event of Default, the Interest Rate shall be increased to a rate per annum equal to the rate which the Chase Manhattan Bank, N.A. announces from time to time at its principal office in New York, New York as its prime lending rate, plus three percent (3%). Interest is payable not later than five
(5) business days after the end of each month.

           Installments of principal shall be made by the Company to GMI on December 31, 1996, January 31, 1997, and February 28, 1997 each in an amount equal to one hundred thousand dollars ($100,000). Commencing March 31, 1997 and continuing on the last business day of each month thereafter, the Company shall make nine (9) installments of principal to GMI, each in an amount equal to one-ninth of the principal amount outstanding under the Loan on February 28, 1997. A final payment of all remaining principal and accred interest under the Loan is due GMI on November 28, 1997.

           In addition to the monthly installments of principal described above, the Company is obligated to repay its indebtedness under the Loan in the amount, and immediately upon receipt, of all proceeds from (i) any public or private equity or debt offering of the Company (except proceeds from any exercise of rights under the Company's employee stock option plan), (ii) any debt financing on the Company's Kinsley or Olinghouse mining properties or (iii) any sale of all or a portion of such mining properties.

           The Loan Agreement is subject to a certain security agreement (the "Security Agreement"), of even date with the Loan Agreement, by and between the Company and GMI. Under the Security Agreement, the Loan is collateralized by a first priority security interest in certain personal property of the Company and a first priority mortgage on the real estate and all improvements thereon at Kinsley.

           With  the  exception  of  certain permitted exceptions
(the  "Permitted Exceptions"), the Loan  Agreement  prohibits the
Company from creating, incurring or assuming any mortgage,

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pledge,  lien,  charge  or  other  encumbrance  of   any   nature
whatsoever on any of its assets, whether now owned or hereafter acquired. The Permitted Exceptions include, without limitation,
(i) certain liens to secure the payment of taxes, (ii) liens to secure certain statutory obligations such as deposits under
worker's   compensation    and   unemployment  insurance,   (iii)
mechanics' liens incurred in good faith and in the ordinary course of business, (iv) liens in favor of GMI, (v) liens in favor of other entities providing financing to the Company related to the Company's mining properties not exceeding one million dollars ($1,000,000) in the aggregate at any time and
(vi) certain additional liens as set forth in the Loan Agreement.

           The Loan Agreement contains certain negative covenants which prohibit the Company from, among other things, dissolving, liquidating, merging, consolidating or otherwise modifying the Company's corporate name, mailing address, principal place of business, structure, status or existence. The Loan Agreement also prohibits the Company from paying any dividend or making any distribution to stockholders and from redeeming, purchasing or otherwise acquiring for consideration any shares of the Company's capital stock.

           An event of default ("Event of Default") under the Loan Agreement includes, without limitation, (i) failure of the Company to pay any principal or interest pursuant to the terms and provisions of the Loan Agreement when the same shall become due and payable, (ii) failure of the Company to observe certain terms, covenants or agreements applicable to the Company as set forth in the Loan Agreement, (iii) untruthfulness of any of the Company's representations or warranties set forth in the Loan Agreement, (iv) insolvency or cessation of the Company's business, and (v) occurrence of any "Event of Default" as defined in a certain Trading Agreement between the Company and GMI dated January 24, 1995. Upon the occurrence of an Event of Default, GMI may declare all obligations under the Loan Agreement and the promissory note evidencing the Loan to be immediately due and payable and any obligation of GMI to make the Loan to the Company shall immediately terminate.

           The Company has agreed to indemnify, defend and hold harmless GMI and its officers, directors, agents, employees and counsel from and against any losses, claims or damages incurred by them (other than by their gross negligence or willful misconduct) arising out of, or by reason of, the Loan Agreement. The Loan Agreement is governed under the laws of the State of New York and the Company has consented to the jurisdiction of such state in the event of any litigation in connection with the Loan Agreement.

           The  Company  also granted a stock  option  to  Gerald
Metals,  Inc. for 75,000 shares, exercisable at $3.75 per  share.
The stock option expires five years from May 31, 1996.

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALTA GOLD CO.
                                     (Registrant)


Date: June 11, 1996           By: /s/ John A. Bielun
                                  John A. Bielun
                                  Principal Financial Officer and
                                   Principal Accounting Office

                                4
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                          EXHIBIT INDEX

Exhibit                                                   Page
NUMBER                    DESCRIPTION                    NUMBER

4.01     Loan Agreement dated May 31, 1996 between Alta     6
         Gold Co. and Gerald Metals, Inc.

4.02 Stock Option Agreement dated as of May 31, 1996 between Gerald Metals, Inc. and Alta Gold Co.
         incorporated by reference from the Company's
         Form S-8 Registration Statement filed June 11,
         1996, Part II, Item 8, Exhibit 4.03.

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